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                                                                    Exhibit 99.2

                                 PROMISSORY NOTE

                                  DEFINED TERMS

Execution Date: November 6, 2003            City and State of Signing: Los
                                                  Angeles, California

Loan Amount: $146,250,000.00                      Interest Rate: 4.73% per annum

Borrower: MAGUIRE PROPERTIES--ONE CAL PLAZA, LLC, a Delaware limited liability company

Borrower's Address:
Maguire Properties--One Cal Plaza, LLC
555 W. Fifth Street, Suite 5000
Los Angeles, California 90013
Attention: Richard I. Gilchrist

With a copy to:
Paul S. Rutter, Esq.
Gilchrist & Rutter Professional Corp.
1299 Ocean Avenue, Suite 900
Santa Monica, California 90401

Holder: METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

Holder's Address:     Metropolitan Life Insurance Company
                      10 Park Avenue
                      Morristown, New Jersey 07962
                      Attn: Senior Vice President, Real Estate Investments

                      and:

                      Metropolitan Life Insurance Company
                      333 South Hope Street, Suite 1150
                      Los Angeles, California 90071
                      Attention: Director and O.I.C.

                      and:

                      Metropolitan Life Insurance Company
                      400 South El Camino Real, Eighth Floor
                      San Mateo, California 94402
                      Attention: Associate General Counsel

Maturity Date: December 1, 2010                 Advance Date: The date funds are
                                                disbursed to Borrower.

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Interest Only Period: The period from     Principal and Interest Installment
the Advance Date and ending on November   Date: December 1, 2007.
30, 2007.

Monthly Installment: Equal monthly        Permitted Prepayment Period: During
installments of principal and interest    the 90 day period prior to the
at the Interest Rate each in the amount   Maturity Date, Borrower may prepay
of $815,440.67.                           the Loan (in whole but not in part)
                                          without a Prepayment Fee on 30 days'
The Monthly Installment is based upon     prior written notice. In addition,
an amortization period of 26 years, as    commencing on November 1, 2006,
measured from the Principal and           Borrower may prepay the Loan (in whole
Interest Installment Date.                but not in part) with a Prepayment Fee
                                          on 30 days' prior written notice.

Liable Parties: Maguire Properties, L.P., a Maryland limited partnership

Address of Liable Parties:
555 W. Fifth Street, Suite 5000
Los Angeles, California 90013
Attention: Richard I. Gilchrist

With a copy to:
Paul S. Rutter, Esq.
Gilchrist & Rutter Professional Corp.
1299 Ocean Avenue, Suite 900
Santa Monica, California 90401

Late Charge: An amount equal to four cents ($.04) for each dollar that is overdue.

Default Rate: An annual rate equal to the Interest Rate plus four percentage points (400 basis points).

Note: This Promissory Note.

Deed of Trust: Deed of Trust, Security Agreement, and Fixture Filing dated as of the Execution Date granted by Borrower to the Trustee named in the Deed of Trust for the benefit of Holder. Loan Documents: This Note, the Deed of Trust and any other documents related to this Note and/or the Deed of Trust and all renewals, amendments, modifications, restatements and extensions of these documents.

Guaranty: Guaranty of Recourse Obligations dated as of the Execution Date and executed by Liable Parties.

Unsecured Indemnity Agreement: Unsecured Indemnity Agreement dated as of the Execution Date and executed by Borrower and Liable Parties in favor of Holder. The Unsecured Indemnity Agreement and the Guaranty are not Loan Documents and shall survive repayment of the Loan or other termination of the Loan Documents.

                  FOR VALUE RECEIVED, Borrower promises to pay to the order of Holder at Holder's Address or such other place as Holder may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations.

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                  Capitalized terms which are not defined in this Note shall have the meanings set forth in the Deed of Trust.

                  1. Payment of Principal and Interest. Principal and interest under this Note shall be payable as follows:

                           (a)      Interest on the funded portion of the Loan
Amount at the Interest Rate for the period from the Advance Date through the last day of the month in which the Advance Date occurs shall be paid in advance on the Advance Date, and thereafter shall accrue at the Interest Rate and shall be paid in arrears on the first day of the second calendar month following the Advance Date and on the first day of each calendar month thereafter through the first day of November, 2007;

                           (b)      Commencing on the Principal and Interest
Installment Date and on the first day of each calendar month thereafter, to and including the first day of the calendar month immediately preceding the Maturity Date, Borrower shall pay the Monthly Installment; and

                           (c)      On the Maturity Date, a final payment in the
aggregate amount of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest, and all other sums evidenced by this Note or secured by the Deed of Trust and/or any other Loan Documents as well as any future loans or advances under the Deed of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the "Secured Indebtedness"), shall become immediately payable in full.

                  Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

                  Interest shall be calculated on a daily basis of the actual number of days elapsed over a 360-day year.

                  2. Application of Payments. At the election of Holder, and to the extent permitted by law, all payments shall be applied in the order selected by Holder to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied to reduce the then unpaid Loan Amount.

                  3. Security. This Note is secured by the Deed of Trust and other instruments. This Note shall evidence, and the Deed of Trust shall secure, the Secured Indebtedness.

                  4. Late Charge. If any payment of interest, any payment of a Monthly Installment or any payment of a required escrow deposit is not paid within seven (7) days of the due date, Holder shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Holder may have. Unpaid Late Charges shall become part of the Secured Indebtedness and shall be added to any subsequent payments due under the Loan Documents.

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                  5.       Acceleration Upon Default. At the option of Holder,
if Borrower fails to pay any sum specified in this Note within seven (7) days after the due date or if an Event of Default occurs, the Secured Indebtedness, and all other sums evidenced and/or secured by the Loan Documents, including without limitation any applicable prepayment fees (collectively, the "Accelerated Loan Amount") shall become immediately due and payable.

                  6. Interest Upon Default. The Accelerated Loan Amount shall bear interest at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State. The Default Rate shall commence upon the occurrence of an Event of Default and shall continue until all defaults are cured.

                  7. Limitation on Interest. The agreements made by Borrower with respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Loan. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Holder's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

                  8. Prepayment. Borrower shall not have the right to prepay all or any portion of the Loan Amount at any time during the term of this Note except as expressly set forth in the Defined Terms. If Borrower provides notice of its intention to prepay, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice.

                  9.       Prepayment Fee.

                           (a)      Any tender of payment by Borrower or any
other person or entity of the Secured Indebtedness, other than as expressly provided in the Loan Documents, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Secured Indebtedness is made (i) following an Event of Default and an acceleration of the Maturity Date, (ii) as the result of the application of money to the principal of the Loan after a casualty or condemnation, or (iii) in connection with a purchase of the Property or a repayment of the Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property, then to compensate Holder for the loss of the investment, Borrower shall pay an amount equal to the Prepayment Fee (as hereinafter defined). Notwithstanding the foregoing, Borrower shall have the right to prepay this Note in full at any time within 90 days of the Maturity Date upon thirty (30) days' prior written notice without paying the Prepayment Fee.

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                           (b)      The "Prepayment Fee" shall be the Prepayment
Ratio (as hereafter defined) multiplied by the difference between (x) and (y), where (x) is the present value of all remaining payments of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate compounded semi-annually, plus 25 basis points (0.25%), and (y) is the amount of the principal then outstanding.

                           (c)      The "Treasury Rate" shall be the annualized
yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of this Note, as quoted in the Federal Reserve Statistical Release [H. 15 (519)] under the heading "U.S. Government Securities
- Treasury Constant Maturities" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Holder shall select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Prepayment Fee two (2) weeks before the date of the scheduled prepayment.

                           (d)      The "Prepayment Ratio" shall be a fraction,
the numerator of which shall be the amount of principal being prepaid, and the denominator of which shall be the principal then outstanding.

                  10. Waiver of Right to Prepay Note Without Prepayment Fee. Borrower acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment shall, to the extent permitted by law, include the Prepayment Fee. Borrower agrees that the Prepayment Fee represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder as a result of a prohibited prepayment of this Note and it shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents.

                  BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND
(B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THIS NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY HOLDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE DEED OF TRUST, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT FEE SPECIFIED IN SECTION 9. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER AGREES THAT HOLDER'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

BORROWER'S INITIALS: /s/ R.I.G.
                     ----------
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                  11.      Liability of Borrower. Upon the occurrence of an
Event of Default, except as provided in this Section 11, Holder will look solely to the Property and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Borrower or the general partners, the limited partners, or the members of Borrower, if any. However, nothing contained in this section shall limit the rights of Holder to enforce any policies of insurance or to proceed against Borrower and the general partners of Borrower and/or the Liable Parties, if any, (i) to enforce any Leases entered into by Borrower or its affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower;
(ii) to recover damages for fraud, material misrepresentation, material breach of warranty or physical waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Holder; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Holder; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Holder acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with any breach of a covenant contained in Article 6 of the Deed of Trust or the Unsecured Indemnity Agreement; (vii) to recover all amounts due and payable pursuant to Sections 11.6 and 11.7 of the Deed of Trust and any amount expended by Holder in connection with a foreclosure or trustee's sale under the Deed of Trust; (viii) to recover damages arising from Borrower's failure to comply with Section 8.1 of the Deed of Trust pertaining to ERISA;
(ix) to recover any damages, costs, expenses or liabilities, including attorneys' fees, incurred by Holder and arising from any breach of any order, consent decree or settlement relating to the cleanup of Hazardous Materials, or any other "environmental provision" (as defined in California Code of Civil Procedure Section 736, as such Section may be amended from time to time) relating to the Property or any portion thereof; and/or (x) in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time to limit the right of Holder to waive the security of the Deed of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter to exercise against Borrower, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Holder's claim against Borrower to judgment, and any other rights and remedies permitted by law (provided, however, that this clause (x) shall not be applicable if such impairment occurred during the period of time that Holder owned the Property, unless and to the extent that any impairment results from any act or omission of Borrower or its agents, employees or invitees during such period that Holder owned the Property, or results from the material aggravation of the Hazardous Material condition after the transfer of the Property to Borrower). If Holder exercises the rights and remedies of an unsecured creditor in accordance with the preceding clause (x), Borrower promises to pay to Holder, on demand by Holder following such exercise, all amounts owed to Holder under any Loan Document, and Borrower agrees that it and its general partners, if any, will be personally liable for the payment of all such sums.

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                  The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that prior to the indefeasible repayment in full of the Secured Indebtedness, Borrower commences a voluntary bankruptcy or insolvency proceeding or an involuntary bankruptcy or insolvency proceeding is commenced against Borrower and is not dismissed within ninety (90) days of filing. In addition, this agreement shall not waive any rights which Holder would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

                  12. Waiver by Borrower. Borrower and others who may become liable for the payment of all or any part of this Note, and each of them, waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons.

                  13. Exercise of Rights. No single or partial exercise by Holder, or delay or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Holder shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Holder may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Unsecured Indemnity Agreement.

                  14. Fees and Expenses. If Borrower defaults under this Note, Borrower shall be personally liable for and shall pay to Holder, in addition to the sums stated above, the costs and expenses of enforcement and collection, including a reasonable sum as an attorney's fee. This obligation is not limited by Section 11.

                  15. No Amendments. This Note may not be modified or amended except in a writing executed by Borrower and Holder. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the lending relationship between Borrower and Holder and there is no unwritten agreement with respect to the subject matter of the Loan.

                  16. Governing Law. This Note is to be construed and enforced in accordance with the laws of the State in which the Property is located.

                  17. Construction. The words "Borrower" and "Holder" shall be deemed to include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for convenience of reference and do not expand, limit or define the scope or intent of any section of this Note.

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                  18.      Notices. All notices, demands, requests and consents
permitted or required under this Note shall be given in the manner prescribed in the Deed of Trust.

                  19. Time of the Essence. Time shall be of the essence with respect to all of Borrower's obligations under this Note.

                  20. Severability. If any provision of this Note should be held unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Holder may, at its option, declare the Secured Indebtedness (together with the Prepayment Fee) immediately due and payable.

         IN WITNESS WHEREOF, Borrower has executed this Note as of the Execution Date.

                                         MAGUIRE PROPERTIES - ONE CAL PLAZA, LLC
                                         a Delaware limited liability company

                                         By: Maguire Properties, L.P.,
                                             a Maryland limited partnership, Its
                                             Member

                                             By: Maguire Properties, Inc., a
                                                 Maryland corporation, Its
                                                 General Partner

                                                 By: /s/ Richard I. Gilchrist
                                                     ---------------------------
                                                     Richard I. Gilchrist
                                                     President and Co-Chief
                                                     Executive Officer

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